SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                             ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           __________________________



Date of Report (Date of
earliest event reported): September 18, 1996
                          ------------------



                     PUDGIE'S CHICKEN, INC.
    -------------------------------------------------------
     (Exact name of registrant as specified in its charter)



       Delaware                                   31-1369735
- --------------------------                    -------------------
(State or other jurisdic-                     (I.R.S. Employer
 tion of incorporation or                     Identification No.)
 organization)



                              1-13840
                      ------------------------
                      (Commission File Number)


333 Earle Ovington Blvd., Suite 604, Uniondale, NY       11553
- -------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (516) 222-8833
                                                   --------------

Item 3.  Bankruptcy or Receivership
- -----------------------------------

          Because of the unanticipated amount of the adverse arbitration award described in Item 5 below, and in order to protect its assets, on September 18, 1996, Pudgie's Chicken, Inc. (the "Company") filed a Voluntary Petition under Chapter 11 of the Bankruptcy Code in the White Plains division of the United States Bankruptcy Court for the Southern District of New York.


Item 5.  Other Events
- ---------------------

          On September 12, 1996, a panel of the American Arbitration Association rendered an award against the Company in favor of Gallus Investments, L.P., a former area developer of the Company's franchises. In rendering the award, the arbitrators determined that the Company had violated the Franchise Sales Act of the State of New York. The award was in the amount of $1,375,888 in damages and $331,516 in attorney fees. A motion to confirm this award in the United States District Court for the Eastern District of Virginia has been stayed by operation of Section 362(a) of the Bankruptcy Code. The Company intends to object to this claim in bankruptcy and to explore other available remedies.

Item 8.   Exhibits
          --------

          20   Press Release dated September 18, 1996






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
                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 18, 1996

                                   PUDGIE'S CHICKEN, INC.
                                   ----------------------
                                    (Registrant)



                              By:  /s/ Steven Wasserman
                                   ----------------------------
                                   Name:  Steven Wasserman
                                   Title: President





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


                                  EXHIBIT INDEX



Exhibit                                                                   Page
- -------                                                                   ----

20   Press Release dated September 18, 1996







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